                                    FORM 8-A
                                (Amendment No. 1)
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

          FOR REGISTRATION FORM ON 8-A OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              fashionmall.com, Inc.
                -----------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               DELAWARE                                                     06-1544139
-------------------------------------                                  ------------------------
(State of Incorporation or Organization)                                (I.R.S. Employer
                                                                        Identification No.)

 575 Madison Avenue
 NEW YORK, NEW YORK                                                             10022
-------------------------------                                        ------------------------
(Address of Principal Executive Offices)                                     (Zip Code)


         If this form relates to the                          If this form relates to the
         registration of a class of securities                registration of a class of securities
         pursuant to Section 12(b) of the                     pursuant to Section 12(g) of the
         Exchange Act and is effective                        Exchange Act and is effective
         pursuant to General Instruction                      pursuant to General Instruction
         A.(c), please check the following                    A.(d), please check the following
         box. [   ]                                           box. [x ]

Securities Act registration statement file number to which this form relates:
333-74109

Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to                                                         Name of each exchange on which
be so registered                                                                 each class is to be registered
----------------                                                                 ------------------------------
   None

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class to
   be so registered
   ----------------
 Common Stock, par
value $.01 per share
                                 ---------------

                Copies of correspondence should be forwarded to:
                              Kenneth R. Koch, Esq.
                  Squadron, Ellenoff, Plesent & Sheinfeld, LLP
                                551 Fifth Avenue
                            New York, New York 10176

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the information set forth under the heading "Description of Securities" contained in the Registration Statement on Form SB-2 (Registration No. 333- 74109) under the Securities Act of 1933, as amended, as filed with the Securities and Exchange Commission on March 9, 1999, and as such Registration Statement may be thereafter amended.

ITEM 2.  EXHIBITS.

EXHIBIT NO.       EXHIBIT
-----------       -------
         3.1      Certificate of Incorporation (incorporated by reference to
                  Exhibit 3.1 to the Registration Statement on Form SB-2
                  (Registration No. 333-74109) under the Securities Act of 1933, as amended).

         3.2 By-laws (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2 (Registration
                  No. 333-74109) under the Securities Act of 1933, as amended).

         4.1      Form of Stock Certificate (incorporated by reference to
                  Exhibit 4.2, filed by amendment, to the Registration Statement on Form SB-2 (Registration No. 333-74109) under the Securities Act of 1933, as amended).

                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


REGISTRANT: fashionmall.com, Inc.


DATE: MAY 20, 1999


BY:   /S/ BENJAMIN NARASIN
      --------------------
      NAME: BENJAMIN NARASIN
      TITLE: CHIEF EXECUTIVE OFFICER AND
            PRESIDENT





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